Exhibit 10.1

SECOND AMENDMENT TO FORBEARANCE AND WAIVER AGREEMENT

This SECOND AMENDMENT TO FORBEARANCE AND WAIVER AGREEMENT (this “Amendment”) is dated as of June 28, 2013 and is entered into by and among AFFIRMATIVE INSURANCE HOLDINGS, INC., a Delaware corporation (the “Borrower”), CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (“Administrative Agent”), CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Collateral Agent (“Collateral Agent” and together with the Administrative Agent, the “Agents”), the Lenders party hereto and the GUARANTORS listed on the signature pages hereto, and is made with reference to that certain CREDIT AGREEMENT, dated as of January 31, 2007 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Credit Agreement”) by and among the Borrower, the Lenders, Administrative Agent, Collateral Agent and the other Agents and Arrangers named therein. Capitalized terms used herein and not defined shall have the meanings ascribed to such terms in the Credit Agreement.

RECITALS

WHEREAS, the Borrower, the Guarantors, certain Lenders (constituting the Required Lenders) and the Agents have entered into that certain Forbearance and Waiver Agreement, dated as of March 29, 2013, as amended by that certain First Amendment to Forbearance and Waiver Agreement, dated as of May 14, 2013 (as so amended, the “Forbearance Agreement), pursuant to which the Agents and the Required Lenders agreed to temporarily forbear from exercising or enforcing any right, power or remedy available to them under the Loan Documents and/or applicable law in equity or by statute on account of, or arising as a result of, Specified Defaults (as defined in the Forbearance Agreement) until the Forbearance Termination Date (as defined in the Forbearance Agreement);

WHEREAS, the Borrower and the Guarantors have requested that the Required Lenders amend the Forbearance Agreement to extend the term of their forbearance with respect to the Specified Defaults; and

WHEREAS, the undersigned Lenders (which constitute the Required Lenders as defined in the Credit Agreement) are willing, subject to the terms and express conditions set forth herein, to amend the Forbearance Agreement and temporarily forbear from exercising any of their rights and remedies with respect to the Specified Defaults on the terms and subject to the conditions set forth herein and therein.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION I. AMENDMENTS; DIRECTION

1.1 Amendment to Section 1.2. Section 1.2 of the Forbearance Agreement is hereby amended by deleting the text thereof in its entirety and replacing it with the following:

“1.2 Term. The forbearance granted pursuant to Section 1.1 hereof shall remain in effect from the Effective Date until the earlier of (A) 6:00 p.m. New York time on August 15, 2013, and (B) the date on which there is an occurrence of any Forbearance Termination Event (such earlier date, the”Forbearance Termination Date”), after which time such forbearance shall be void and of no further force and effect and shall automatically terminate without requirement for any notice, demand or presentment of any kind.”

1.2 Direction. The Required Lenders hereby request and direct that the Agents agree to the amendments to the Forbearance Agreement set forth above in Section 1.1. Subject to Section 1.4 of the Forbearance Agreement and solely based on the direction of the Required Lenders, the Agents agree to the amendments to the Forbearance Agreement set forth above in Sections 1.1 and 1.2.

SECTION II. ACKNOWLEDGMENTS AND COVENANTS OF THE LOAN PARTIES

2.1 The Borrower and the other Loan Parties hereby irrevocably and unconditionally acknowledge, affirm and covenant to each of the Agents and the Lenders that:

(A) Continued Validity of Loan Documents. Except as specifically modified hereby, the Credit Agreement and the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Pledged Collateral described therein do and shall continue to secure the payment of all Obligations under and as defined therein, in each case as modified hereby.

(B) Notice of Forbearance Termination Event. The Borrower shall deliver to the Administrative Agent (who thereafter shall promptly deliver such notice to the Lenders and Stroock & Stroock & Lavan LLP (“Stroock”)) written notice of the occurrence of any Forbearance Termination Event of which an authorized officer has knowledge promptly and in any event within one (1) Business Day after such officer thereof shall have obtained knowledge of such Forbearance Termination Event

SECTION III. CONDITIONS TO EFFECTIVENESS

This Amendment shall become effective as of the date hereof only upon the satisfaction or waiver of all of the following conditions precedent (the date of satisfaction or waiver of such conditions being referred to herein as the “Effective Date”):

(A) Execution. The Required Lenders and the Administrative Agent shall have received counterpart signature pages of this Amendment duly executed by the Borrower, Lenders constituting the Required Lenders and the Agents.

(B) Necessary Consents. The Borrower shall have obtained all material consents necessary in connection with this Amendment.

(C) SEC Filings. The Borrower shall have provided to the Required Lenders a draft of the filing on form 8-K regarding this Amendment to be filed with the Securities and Exchange Commission prior to the filing thereof.

(D) Payment of Professional Fees. Stroock shall have received all invoiced, reasonable out-of-pocket fees and expenses for services rendered by each of them through and including May 31, 2013 in connection with their representation of certain of the Lenders.

SECTION IV. REPRESENTATIONS AND WARRANTIES

In order to induce the Required Lenders to enter into this Amendment and to modify and amend the Forbearance Agreement in the manner provided herein, each Loan Party which is a party hereto represents and warrants to each Lender that the following statements are true and correct in all material respects as of the Effective Date:

(A) Corporate Power and Authority. The Loan Parties have all requisite corporate or limited liability company power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, this Amendment and the Forbearance Agreement.

(B) Authorization of Agreements. The execution, delivery and performance of this Amendment have been duly authorized by all necessary corporate or limited liability company action on the part of the Loan Parties.

(C) No Conflict. The execution and delivery of this Amendment and the performance of the obligations of each of the Loan Parties under or in respect of this Amendment and the Forbearance Agreement does not and will not conflict with or violate (a) any provision of the certificate or articles of incorporation or other constitutive documents or by-laws of any Loan Party or any of its Subsidiaries, (b) any provision of any law or any governmental rule or regulation applicable to any Loan Party or any of its Subsidiaries, (c) any order of any Governmental Authority or arbitrator binding on any Loan Party or any of its Subsidiaries, or (d) any indenture, agreement or instrument to which any Loan Party or any of its Subsidiaries is a party or by which any Loan Party or any of its Subsidiaries, or any property of any of them, is bound (except where such violation could not reasonably be expected to have a Material Adverse Effect), and do not and will not require any consent or approval of any Person (other than any approval or consent obtained and is in full force and effect or approvals or consents the failure to obtain could not reasonably be expected to have a Material Adverse Effect or which are not material to the consummation of the transaction contemplated hereby).

(D) Governmental Consents. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the execution and delivery by each Loan Party of this Amendment and the performance by the Borrower of this Amendment, except for such actions, consents and approvals the failure to obtain or make which could not reasonably be expected to result in a Material Adverse Effect or which have been obtained and are in full force and effect.

(E) Binding Obligation. This Amendment has been duly executed and delivered by each of the Loan Parties party hereto and each constitutes a legal, valid and binding obligation of such Loan Party to the extent a party hereto, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) (the “Bankruptcy Qualifications”).

(F) Absence of Default. No event has occurred and is continuing, or will result from the consummation of this Amendment that would constitute an Event of Default or a Default, other than the Specified Defaults.

SECTION V. ACKNOWLEDGMENT AND CONSENT

Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement, the Forbearance Agreement and this Amendment and consents to the supplement and modification of the Credit Agreement effected pursuant to this Amendment and the Forbearance Agreement. Each Guarantor hereby confirms that each Loan Document to which it is a party or otherwise bound and all Pledged Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents the payment and performance of all “Obligations” under each of the Loan Documents to which it is a party (in each case as such terms are defined in the applicable Loan Document).

Each Guarantor acknowledges and agrees that any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all Liens and all of its Obligations thereunder shall be valid and enforceable (subject to the Bankruptcy Qualification) and shall not be impaired or limited by the execution or effectiveness of this Amendment and the Forbearance Agreement.

Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the supplements and modifications to the Credit Agreement and Forbearance Agreement effected pursuant to this Amendment and the Forbearance Agreement and (ii) nothing in the Credit Agreement, this Amendment, the Forbearance Agreement or any other Loan Document shall be deemed to require the consent of such Guarantor to any future modifications or amendments to any Loan Document.

The Borrower and each Guarantor acknowledges and agrees that, except as expressly provided for herein, nothing in the Credit Agreement, this Amendment, the Forbearance Agreement or any other Loan Document shall be deemed to constitute a waiver of any Default or Event of Default, or an indication of the Administrative Agent’s or any Lender’s willingness to waive, any provisions of the Loan Documents.

SECTION VI. MISCELLANEOUS

(A) Reference to and Effect on the Credit Agreement and the Other Loan Documents.

(i) On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as supplemented by the Forbearance Agreement and this Amendment. Accordingly, in accordance with (and subject to) Article VIII of the Credit Agreement, it shall be an Event of Default under the Credit Agreement if any Loan Party fails to perform, keep or observe any term, provision, condition, covenant or agreement contained in the Forbearance Agreement and this Amendment or if any representation or warranty made by any Loan Party under or in connection with the Forbearance Agreement and this Amendment shall have been untrue, false or misleading when made.

(ii) Except as specifically amended or modified by this Amendment and the Forbearance Agreement, the Credit Agreement and the other Loan Documents, including the Liens granted thereunder, shall remain in full force and effect and are hereby ratified and confirmed. This Amendment is a Loan Document. Upon the effectiveness of this Amendment as set forth in Section III of this Amendment, this Amendment shall be binding upon and inure to the benefit of, the Borrower, the Guarantors, the Lenders and the Agents and, subject to and in accordance with the Credit Agreement, their respective permitted successors and assigns.

(iii) Except as set forth herein, the execution, delivery and performance of this Amendment and the Forbearance Agreement shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement, the Guarantee and Collateral Agreement or any of the other Loan

Documents, including, without limitation, the right to terminate this Amendment and the Forbearance Agreement pursuant to the terms hereof and thereof and exercise all rights and remedies with respect to any then continuing Default or Event of Default.

(iv) Each party hereto understands and agrees that this Amendment is binding only upon the parties hereto (their respective permitted successors and assigns) and not upon any other Person.

(B) Headings. Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

(C) Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY OTHER LAW.

(D) Release. The Loan Parties hereby (i) release, acquit, and forever discharge the Agents and each of the Lenders, and each and every past and present subsidiary, affiliate, stockholder, officer, director, agent, servant, employee, representative, and attorney of the Agents and the Lenders, from any and all claims, causes of action, suits, debts, liens, obligations, liabilities, demands, losses, costs and expenses (including reasonable attorneys’ fees) of any kind, character, or nature whatsoever, known or unknown, fixed or contingent, which the Loan Parties may have or claim to have now or which may hereafter arise out of or connected with any act of commission or omission of the Agents or the Lenders existing or occurring prior to the date of this Amendment in each case arising with respect to the Credit Agreement or the other Loan Documents and (ii) waive any and all claims, counterclaims, causes of action, offsets, rights of recoupment, defenses and demands, whether known or unknown, arising on or before the date of this Amendment in each case under or with respect to any of the Loans or Obligations or under any of the Loan Documents; provided, that, such releases and waivers described in (i) and (ii) above shall not be applicable with respect to any claims, counterclaims, causes of action, offsets, suits, debts, liens, obligations, liabilities, losses, costs, expenses, demands, defenses or rights of recoupment resulting primarily from the gross negligence or willful misconduct of the Agents or the Lenders as determined by a court of competent jurisdiction by final and nonappealable judgment. The provisions of this Section VI(D) shall be binding upon the Borrower and each of the other Loan Parties, if any, and shall inure to the benefit of Agents, the Lenders and their respective subsidiaries, affiliates, stockholders, officers, directors, agents, employees, representatives, attorneys, executors, administrators, successors and assigns.

(E) Further Assurances. The Loan Parties shall execute and deliver to the Administrative Agent and Lenders such documents and certificates as the Required Lenders may reasonably request to effect the agreements contemplated by this Amendment.

(F) Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of an executed signature of this Amendment in portable document format (.pdf) or by facsimile transmission shall be as effective as delivery of a manually signed counterpart hereof.

(G) Severability; Survival. In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. Section II of this Amendment shall survive the termination of this Amendment (including any extensions thereof).

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWER:	AFFIRMATIVE INSURANCE HOLDINGS, INC, as Borrower

	By:	/s/ Joseph G. Fisher
Name: Joseph G. Fisher
Title: EVP & General Counsel

GUARANTORS:

AFFIRMATIVE INSURANCE HOLDINGS, INC.

AFFIRMATIVE MANAGEMENT SERVICES, INC.

AFFIRMATIVE PROPERTY HOLDINGS, INC.

AFFIRMATIVE SERVICES, INC.

AFFIRMATIVE INSURANCE GROUP, INC.

AFFIRMATIVE UNDERWRITING SERVICES, INC.

A-AFFORDABLE INSURANCE AGENCY, INC.

AFFIRMATIVE INSURANCE SERVICES, INC. (f/k/a

AFFIRMATIVE INSURANCE SERVICES OF TEXAS, INC.)

DRIVER’S CHOICE INSURANCE SERVICES, LLC

INSUREONE INDEPENDENT INSURANCE AGENCY, LLC

USAGENCIES, L.L.C.

LIFCO, L.L.C.

USAGENCIES MANAGEMENT SERVICES, INC.

AFFIRMATIVE RETAIL, INC.

AFFIRMATIVE PREMIUM FINANCE HOLDINGS, INC.

AFFIRMATIVE PREMIUM FINANCE, INC.

By:	/s/ Joseph G. Fisher
Name: Joseph G. Fisher
Title: EVP & General Counsel

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as Administrative Agent and as Collateral Agent

By:	/s/ John D. Toronto
Name: John D. Toronto
Title: Authorized Signatory

By:	/s/ Vipul Dhadda
Name: Vipul Dhadda
Title: Authorized Signatory

[LENDER] as Lender

By:
Name:
Title: